PERF GO GREEN, INC
                               100% Biodegradable
                                PLASTIC PRODUCTS



[GRAPHIC OMITTED]

It is imperative that we go GREEN!

It's so critical to keep our world as we know it, sustainable.

It's not just the right thing to do it's the SMART thing to do!

You have a choice....

Save the Planet

[GRAPHIC OMITTED]



                                    GO GREEN
                                    Helping our planet, One bag at a time.

                                    Perfect....for the planet GET IT!


6/17/08                                Confidential                     2

                               PERF Go GREEN, INC
                                  Introduction



oPERF(R) GO GREEN, INC is a Delaware based Corporation

oTony Tracy, Chairman & CEO, established PERF(R) GO GREEN, INC to create and market 100% Biodegradable Plastic Products that are eco-friendly, non-toxic and food contact compliant as a practical and necessary solution to the plastic waste around the world.

oPERF GO GREEN, INC is the first to mass market 100% Biodegradable Trash Bags to consumers.

oPERF(R)-GO GREEN, INC is launching in 2008 with six 100% Biodegradable Plastic Product Categories:

         -PERF GO GREEN 16 Gallon Tall Kitchen Trash Bags
         -PERF GO GREEN 33 Gallon  Lawn & Leaf Bags
         -PERF GO GREEN Plastic Drop Cloths
         -PERF GO GREEN Commercial Trash Bags
         -PERF GO GREEN Kitty Litter Bags
         -PERF GO GREEN  Disposable Diapers: Baby & Adult Sizes




6/17/08                                Confidential                     3

                           World Marketplace Overview
                                   Opportunity


o500 Billion plastic bags are consumed worldwide each year within a world population of 6,626,249,251. (301,139,947 U.S. Population)

oU.S. household dispose of 100 billon plastic bags & 10,000 tons of disposable diapers each year.

oLess than 2% of plastic bags ever get recycled, which means that the other 98% goes into landfill or other places.

o Over 46,000 pieces of plastic debris float on every square mile of ocean. http://www.uoregon.edu/~recycle/TRIVIA.htm

oIt is estimated that plastic takes 500-1000 years to break down in landfill.

oPlastics of all kinds are the fastest growing share of the U.S. waste stream accounting for 5% of household throwaways. Every American uses almost 200 pounds of plastic in a year--60 pounds of it for packaging.
http://www.uoregon.edu/~recycle/TRIVIA.htm

o(CSRwire) NEW YORK - August 22, 2007 -

     - GfK Roper Consulting, a division of GfK Custom Research North America, today released its 2007 GfK Roper Green Gauge(R) study, finding the vast majority (87%) of consumers agreeing they are seriously concerned about the environment. In fact, most Americans are looking to the federal government to strengthen their enforcement of green regulations  and  (73%),  while  they  say  having a  balance  between economic growth and environmental protection is the goal, the environment should come first when a conflict arises (52%).


6/17/08                                Confidential                     4

                                  PERF Go GREEN
                           Our Manufacturer & Partner


oSpectrum Plastics, a global manufacturer of printed bags for use in retail stores, restaurants, supermarkets, and for industrial applications, has been a leader in global packaging since 1985. Headquartered in Cerritos, California, Spectrum Plastics is a minority owned company doing in excess of $1,000,000,000 worldwide.

o Spectrum manufactures for and supplies the top 100 Retailers in the world.

o Their mission is to offer the most extensive line of high-quality plastic packaging with service that exceeds every expectation and lowers the overall cost of ownership to their valued customers.

o Ben Tran, President and owner of Spectrum Plastics, has long standing friendship and business relationship with Tony Tracy, Chairman, PERF Go Green. Together, they share a patent on the perforated design and handle tie bags.

o Spectrum Plastics is a partner and share holder in Perf Go Green, Inc.




6/17/08                                Confidential                     5

                                  PERF Go GREEN
                  A New Class of High Performance Plastic Bags
                               100% Biodegradable


oTo produce PERF GO GREEN trash bags our manufacturer, Spectrum Plastics, starts by using recycled plastic- which reduces plastic in landfill. Then Spectrum combines an OXO-BIODEGRADABLE plastic additive with a proprietary application method to produce the film for our trash bags.

oThis product, when discarded in soil in the presence of microorganisms, moisture and oxygen, will BIODEGRADE decomposing into simple materials found in nature, as described in ASTM D6954-04 (American Standards Testing Materials).

oPERF GO GREEN Bags will completely break down in a landfill environment in 12-24 months leaving no residue or harmful toxins.

oPERF GO GREEN has a shelf life of 2 years.





6/17/08                                Confidential                     6

                            SPECTRUM PLASTICS, INC.


November 19, 2007


Mr. Anthony S. Tracey Chairman PERF-GO GREEN, LLC
404 East 55th Street, Suite 8H
New York, New York 10022

RE:  Manufacturing Agreement

Dear Tony,

To  confirm  our   conversation,   Spectrum   Plastics  will  be  the  exclusive
manufacturing and distribution partner for PERF-GO GREEN trash bags worldwide.

As soon as you can please send us the new packing design and artwork so that you can proceed with your orders at Wal-Mart, Target, and other Retailers.

We are looking forward to this partnership.

Sincerely,

s/s Ben Tran
-------------
Ben Tran
President

BT/by




6/17/08                                Confidential                     7

                                  PERF Go GREEN
                               Features & Benefits


o100% Biodegradable -breaking down completely leaving no toxic or visible residue

oUsing recycled plastic to make our bags-we actively remove plastic from the environment

oUnique patented dispensing system

     >> One bag will dispense one after another

     >> Our dispenser is stored in the bottom of the trash can

     >> They pop up like tissues

oRevolutionary patented perforation design oHandle tie bags

oExtra Strong

oPERF GO GREEN is Perfect for the Planet

oPERF GO GREEN is simply the quickest and easiest way to do trash!



6/17/08                                Confidential                     8

                                  PERF Go GREEN
                         Revolutionary Perforated Design
                               100% Biodegradable



[GRAPHICS OMITTED]





6/17/08                                Confidential                     9

[GRAPHICS OMITTED]






6/17/08                                Confidential                     10

                                 PERF Go GREEN
                                  Distribution


oPERF GO GREEN has been presented to Wal*Mart, Target, Kroger, Bed Bath & Beyond, Office Depot, K-Mart, Publix, Ace Hardware, True Value and Menards for delivery in Q2, 2008.

oWal*Mart has invited us to become a vendor and we are now listed on Retail Link and have our vendor number in preparation for delivery. PERF GO GREEN 100% Biodegradable Trash Bags help Wal-Mart meet their GREEN Mission initiatives. They are waiting for our new packaging and the sample that will get tested in their Lab.

oA major B2C sales strategy is in progress and is led by Tony Tracy and a team of sales representatives across the U.S., Canada, and Mexico.

oThe PERF GO GREEN management and sales team will pursue in Year 1, 58 major retail chains in the U.S. Canada, and Mexico.

oTargeted National Account List appears on slide #13 of this deck.





6/17/08                                Confidential                     11

                                  PERF Go GREEN
                        Targeted National Accounts* (58)



o     Wal-Mart**             o    Kings                 o   Sam's Club**
o     Target                 o    Wakefern/Shop         o   Costco
o     K MART                      Rite**                o   BJ's
o     Sears                  o    Wegman's              o   Home Depot
o     Bed Bath & Beyond**    o    Pathmark              o   Lowes
o     Linens & Things**      o    A&P                   o   Century 21
o     Crate & Barrel**       o    Shaws                 o   All Convenience
o     Menards                o    Gristedes/Red Apple       Store Distributors
o     True Value**           o    King Kullen           o   Ralphs**
o     Ace Hardware           o    Albertson's**         o   William Sonoma**
o     How To Do Hardware     o    White Roseo           o   Office Depot
o     Home Hardware          o    Buzzutos              o   Office Max
o     United Hardware        o    Safe Way              o   Staples
o     Super Value Hardware   o    Winn Dixie            o   PetCo
o     Gracious Homes**       o    Balducci's            o   Pet Land Discounts
o     Kroger's               o    Florida Foods         o   Advance
o     Publix                 o    CVS                   o   H.T. Hackney
o     Stop & Shop            o    Walgreens             o   Canadian Tire
o     Whole Foods            o    Duane Reed            o   Tractor Supply
o     Stew Leonards          o    Discount Hut**
                             o    Keys to The
                                  Kitchen


                    *Tony Tracy and his team of reps and distributors have sold products into all of these accounts. They have standing relationships with all targeted accounts.
                    **Tracy Productions has done business with these retailers.








6/17/08                                Confidential                     12

                                  PERF Go GREEN
                             Marketing & Media Plan


oLaunching PERF GO GREEN will require the strategic integration of a well planned and clearly defined marketing plan. To be successful there will be a huge Mass Market Campaign

oTo help accomplish this, PERF GO GREEN has created a strategic partnership with G2 Worldwide Branding & Design

oPlans include: Packaging redesign, Logo design, Tagline design, a major advertising and PR campaign to include: Print, Internet, In-store promotion both via in-Store TV & End-of-Aisle features

oG2 Clients include: The Absolut Spirits Company, Coca-Cola, Kraft, Procter & Gamble, Pantone, Underwriters Laboratories and Wyndham Worldwide

oG2 Branding & Design is part of the G2 global network of companies, a partner agency of Grey Group and a member of WPP (Nasdaq: WPPGY)







6/17/08                                Confidential                     13

                                  PERF Go GREEN
                              Business Assumptions

The Marketplace:

oA study conducted by BDO Seidman, LLP (Oct. 1, 2007), found that 83% of the largest retailers are involved in GREEN Practices

o57% of these retailers are pursuing a combination of external (selling green products) and internal (modifying operations & structures) practices

oA study by Accenture (Oct, 2007) found that two-thirds of consumers will pay a premium for green products

oFrom AARP: 40 million Baby Boomers have gone GREEN representing $4 Trillion

oMarket Potential:

oCapturing only 5% of 50% of U.S. Households ( 115,000,000 X 50% X 5%) equals 2,875,000 households buying 2 PERF GO GREEN boxes per month yields a potential of 69,000,000 PERF GO GREEN boxes consumed per year.





6/17/08                                Confidential                     14

                                  PERF Go GREEN
                           Snap-Shot-3 Year Pro-Forma



----------------------------------- ------------------ ------------------- ------------------
                                               2008               2009                2010

----------------------------------- ------------------ ------------------- ------------------
Gross Revenue                         $  7,933,420      $72,852,533        $129,267,266

----------------------------------- ------------------ ------------------- ------------------
Cost of Sales                         $  6,555,090      $60,717,321        $107,734,925

----------------------------------- ------------------ ------------------- ------------------
Total Operating Expenses              $  4,668,000       $  6,177,375      $  9,043,563


----------------------------------- ------------------ ------------------- ------------------
Net Profit before Taxes               ($ 3,852,170)      $  5,207,836      $  11,738,779

----------------------------------- ------------------ ------------------- ------------------



6/17/08                                Confidential                     15

                                  PERF Go GREEN
                            Expected Use of Proceeds



Total Funding Anticipated:          $  7,500,000

------------------------------------- -----------------------------
Anticipated Use of Proceeds

------------------------------------- -----------------------------
Working Capital & Marketing                         $ 3,821,500

------------------------------------- -----------------------------
Inventory                                              2,078,500

------------------------------------- -----------------------------
Expenses & Fees                                         850,000

------------------------------------- -----------------------------
Investor Relations                                      750,000

------------------------------------- -----------------------------
Use of Proceeds                                      $7,500,000

------------------------------------- -----------------------------




6/17/08                                Confidential                     16

                                  PERF Go GREEN
                             Financial Requirements


oWe are seeking a raise of a minimum of $5,000,000 to a maximum of $7,500,000 from investors to finance the manufacturing, marketing and launch of PERF GO GREEN.

oThe money will be spent on design, tooling, B2B website, manufacturing, a major advertising and marketing campaign, and day-to day operations.

oA separate Pro-Forma is attached.






6/17/08                                Confidential                     17

                                  PERF Go GREEN
                                            Capitalization Table

---------------------------------------------------------------------- ---------------------------------- ------------------
Holder:                                                                           Shares of common stock  Percentage

---------------------------------------------------------------------- ---------------------------------- ------------------
Shares held by per-Merger stockholders of Perf Go Green and Pubco(1)                          24,500,000             68.0 %

---------------------------------------------------------------------- ---------------------------------- ------------------
Seed investor round (2)                                                                        1,500,000              4.00%

---------------------------------------------------------------------- ---------------------------------- ------------------
Purchasers of Units in the Offering(3)                                                        10,000,000             28.0 %

---------------------------------------------------------------------- ---------------------------------- ------------------
                                                                                              36,000,000              100 %
---------------------------------------------------------------------- ---------------------------------- ------------------


Fully diluted post
offering


---------------------------------------------------------------------- ---------------------------------- ------------------
Holder:                                                                           Shares of common stock         Percentage

---------------------------------------------------------------------- ---------------------------------- ------------------
Outstanding Shares                                                                            36,000,000            61.40 %

---------------------------------------------------------------------- ---------------------------------- ------------------
Warrants on Seed investor round (2)                                                            1,650,000             2.80 %

---------------------------------------------------------------------- ---------------------------------- ------------------
Warrants on financing (3)                                                                     11,000,000            18.75 %

---------------------------------------------------------------------- ---------------------------------- ------------------
Options reserved for issuance pursuant to equity compensation plan(4)                         10,000,000            17.05 %
---------------------------------------------------------------------- ---------------------------------- ------------------
                                                                                              58,650,000            100.0 %
----------------------------------------------------------------------------------------- ----------------------------------

1) Comprised of shares held by Perf Go Green's pre-Merger stockholders and Pubco's stockholders.

(2) Excludes 1,8000,000 shares to be reserved for issuance pursuant to the exercise of $0.75 5 year warrants

(3) Excludes 11,000,000 shares to be reserved for issuance pursuant to the exercise of $1.00 5 year warrants

(4) To be reserved for issuance pursuant to the exercise of options that may be issued or hat have been committed to be issued under the Employee Stock Option Plan to be adopted before the closing of the Merger and the Offering.



6/17/08                                Confidential                     18

                               PERF GO GREEN, INC
                              Management Structure


[GRAPHIC OMITTED]












6/17/08                                Confidential                     19

                                  PERF GO GREEN
                           Tony Tracy , Chairman & CEO



oTony Tracy, former President of Tracy Productions, is an entrepreneur, actor and a designer of 15 patented household, exercise equipment and grooming products including:

-The MAG BAR(TM), a total body isometric apparatus sold on Home Shopping Network

-Instrumental in the design of the AB ROLLER (TM)

-Le Scoop (TM) and Le Slice (TM) allows the user to slice a bagel without injury to fingers & hands and to "scoop" out fat calories. A letter of praise from the Editor of Prevention Magazine elicited thousands of orders. Both products have been endorsed by Weight Watchers and sold successfully at William Sonoma, Crate & Barrel, Fortunoff, Linen and Things, Bloomingdales, Gracious Homes, Wal-Mart, Shoprite, and Bed Bath & Beyond.

-Supra Liners(TM), the automatic trash bag dispenser, sold at Wal-Mart , Wakefern, Shop-Rite, Albertson's.

-PERF Go Green(TM), Inc. 100% Biodegradable Plastic Products is launching in Q1, 2008 with five product categories.

-Tony worked as an actor for many years. As a member of the Screen Actor's Guild and A.F.T.R.A., he appeared in a number of films and did stunt work in several. On television he appeared in in "One Life To Live" (ABC), "Ryan's Hope" (ABC), "Miami Vice" (NBC), "Wise Guy" and others. He did a number of commercials, including a national campaign for Miller Lite and Diet Pepsi.

-Tony is a member of Fashion Group International since 1996






6/17/08                                Confidential                     20

                                  PERF Go GREEN
                     Michael Caridi, Chief Operating Officer


oMichael Caridi is Chairman of MAJIC Group of Companies. His business endeavors span various industries including residential construction and development, interior/exterior and ground-up commercial construction for Fortune 500 corporations. In addition, Michael is also engaged in a diverse mix of independent business ventures including residential and commercial property-ownership, management and banking, ship salvaging and dismantling, hotel ownership and development, consulting and management, corporate janitorial services, magazine publishing, and alcohol/non-alcoholic import and export.

oAs head of MAJIC Development Group LLC, he has been involved in several significant development projects, as well as construction for many Fortune 500 clients and retailers.

oAwards and Honors:

-Distinguished Achievement Award, New York Black Republican Counsel

-Member of the Honor Legion, The Police Department of the City of New York

-Business Man of the Year, Our Lady of Mount Carmel Church

-Italo-American Man of the Year, Columbia Association New York City Taxi and Limousine Commission

-Champion for Children Award, Council for Unity

-Humanitarian  Affairs Award,  Brooklyn Law School

-Frederick Douglas Award, New York Urban League

-Community Mayor of Harlem, Community Mayors of New York State

-Honorary Doctorate of Humane Letters, New York College of Podiatric Medicine.




6/17/08                                Confidential                     21

                                  PERF Go GREEN
                     Linda Daniels, Chief Marketing Officer


oLinda is responsible for building and enhancing the PERF GO GREEN brand globally across all consumer segments and product categories.

oHer background spans 20+ years as a creative, strategic, global marketing executive with exceptionally diverse experience in creating B2B and B2C initiatives across many industries

oShe has worked with IBM, Xerox, NYSE, CNBC, MSNBC, Citigroup, Smith Barney, Prudential Securities and The New York Clearing House producing inventive, provocative, and engaging marketing strategies that succeeded in building their brand equity.

oLinda is President & Founder of The Punch Factory, a marketing consultancy that creates and executes great ideas to grow great Brands.





6/17/08                                Confidential                     22

                                  PERF Go GREEN
                                Arthur F. Stewart
                             Chief Financial Officer


oLicensed in 1989 as a Certified Public Accountant, Arthur Stewart has worked in the accounting field since 1980, opening his own firm in 1986. Member AICPA & NYSSCPA.

oProviding services from full accounting & bookkeeping support, from back office operations to financial statement preparation, tax planning and tax return preparation to over 100 Corporate and Partnership Clients.

oSupplies monthly overview and adherence to compliance issues to over 30 varied clients

oHandles full back office operations for RMOUSA, Inc., a division of Reed Elesvier PLC a publicly traded company on the NYSE.

oHandles tax and accounting issues for a Client base in the following industries:

     -Construction, Real Estate & Cellular Tower Providers

     -Professional Corporations, inclusive of Attorneys and Physicians

     -Retail and Wholesale businesses, inclusive of Automotive & Retail food establishments

     -Not For Profit Fraternal and Community Youth Organizations



6/17/08                                Confidential                     23

                                  PERF Go GREEN
                               Board of Directors



oAnthony S. Tracy; Chairman, Perf Go Green, Inc.

oMichael Caridi: Vice Chairman, Perf Go Green, Inc.

oLinda Daniels, Chief Marketing Officer, Perf Go Green, Inc.

oGovernor George Pataki, Pataki Cahill Group



Upon the successful completion of the public merger, three independent board members will be nominated by the public share holders.






6/17/08                                Confidential                     24

                                  PERF Go GREEN
                              Patents & Trade Marks



                U.S. and Worldwide Patents on packaging and bags
                             U.S. Patent: 7,252,194
                        Worldwide & Other Patents pending
                   www.perfgogreen.com is the official website
                      CONTACT: Linda Daniels @ 917-597-3697
                            ldaniels@perfgogreen.com







6/17/08                                Confidential                     25